UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2019 (January 29, 2019)

CF FINANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38759	82-2657796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Over-Allotment Closing

As previously reported on a Current Report on Form 8-K of CF Finance Acquisition Corp. (the “Company”), on December 17, 2018, the Company consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and three-quarters of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000. The Company granted Cantor Fitzgerald & Co. (“Cantor”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any. As previously reported on a Current Report on Form 8-K of the Company, on December 31, 2018, Cantor partially exercised the over-allotment option and purchased 2,500,000 Units (the “Initial Over-Allotment Units”), generating gross proceeds of $25,000,000. On January 29, 2019, Cantor partially exercised the over-allotment option and purchased an additional 758,413 units (together with the Initial Over-Allotment Units, the “Over-Allotment Units”), generating gross proceeds of $7,584,130.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, pursuant to a private placement units purchase agreement with CF Finance Holdings LLC (the “Sponsor”), the Company completed the private sale of an aggregate of 600,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,000,000.

As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing of the IPO, pursuant to a promissory note issued by the Company to the Sponsor, the Sponsor loaned $2,500,000 to the Company. As previously reported on a Current Report on Form 8-K of the Company, simultaneously with the closing in connection with the initial exercise of the underwriters’ over-allotment option on December 31, 2018, the Sponsor loaned an additional $250,000 to the Company. Simultaneously with the closing in connection with the second exercise of the underwriters’ over-allotment option on January 29, 2019, the Sponsor loaned an additional $75,841.30 (together with the loans made at the closing on December 17, 2018 and December 31, 2018, the “Sponsor Loans”). The proceeds of the Sponsor Loans were added to the trust account described below and the Sponsor Loans will be repaid or converted into Units at a conversion price of $10.00 per Unit, at the Sponsor’s discretion, only upon consummation of the Company’s initial business combination.

In addition, the 7,187,500 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor and one other shareholder (prior to the exercises of the over-allotment) included an aggregate of up to 937,500 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full, so that the Sponsor and the other holder of Founder Shares would together own 20.0% of the issued and outstanding shares of common stock of the Company. Since the underwriters exercised the over-allotment option in part and purchased 3,258,413 of the total possible 3,750,000 Over-Allotment Units, the Sponsor forfeited 122,897 Founder Shares on January 29, 2019. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

A total of $285,409,971.30, comprised of $276,584,130 of the proceeds from the IPO and the sale of the Over-Allotment Units, $6,000,000 of the proceeds of the sale of the Private Placement Units and $2,825,841.30 of the proceeds from the Sponsor Loans, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 17, 2018 reflecting receipt of the proceeds upon consummation of the IPO, the Private Placement Units and the Sponsor Loan made on the same day has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on December 21, 2018. The Company’s unaudited pro forma balance sheet as of December 31, 2018, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Sponsor Loan made on the same day was previously filed as Exhibit 99.1 to a Current Report on Form 8-K on January 7, 2019. The Company’s pro forma balance sheet as of January 29, 2019, reflecting receipt of the proceeds from the sale of the additional Over-Allotment Units and the additional Sponsor Loan made on the same day is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Separate Trading of Units, Class A Common Stock and Warrants

On January 29, 2019, the Company announced that the holders of the Units may elect to separately trade shares of the Class A Common Stock and Warrants comprising the Units commencing on January 31, 2019. Those Units not separated will continue to trade on The Nasdaq Capital Market under the symbol “CFFAU,” and the Class A Common Stock and Warrants that are separated will trade on The Nasdaq Capital Market under the symbols “CFFA” and “CFFAW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate Units into shares of Class A Common Stock and Warrants. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units on January 29, 2019 and commencement of separate trading is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet
99.2	Press Release, dated January 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF FINANCE ACQUISITION CORP.

	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chief Executive Officer

Dated: February 4, 2019